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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                  ------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
               Date of Report (Date of Earliest Event Reported):

                                JANUARY 13, 1999


                              PHASE METRICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                  ------------

                                    DELAWARE
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                                                             33-0328048
    (Commission File No.)                                  (I.R.S. Employer
                                                          Identification No.)


                 10260 Sorrento Valley Road, San Diego, CA 92121
               (Address of Principal Executive Offices) (Zip Code)

                                 (619) 646-4800
              (Registrant's Telephone Number, Including Area Code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 30, 1998, Phase Metrics, Inc. (the "Company") completed the sale (the "Disposition") of its San Diego property to Legacy Partners Commercial, Inc., a Texas Corporation (the "Purchaser"). The Disposition was consummated pursuant to the Purchase and Sale Agreement (the "Sale Agreement"), dated October 16, 1998, as amended, between the Company and the Purchaser, attached hereto as Exhibit 10.1. Under the Sale Agreement, the Company disposed of the real property, improvements, fixtures and office buildings (collectively, the "Property") located at 10220, 10240, and 10260 Sorrento Valley Road, San Diego, California 92121. The purchase price paid by the Purchaser for the Property was $12,300,000, which was paid in cash to the Company less applicable closing costs, on December 30, 1998. The Purchaser includes an entity which is affiliated with a number of the Company's major stockholders.

In connection with the Disposition, the Company also entered into a Lease Agreement (the "Lease"), dated as of December 16, 1998, by and between the Company and the Purchaser, attached hereto as Exhibit 10.2. In connection with the Lease, the Company will leaseback a portion of the Property from the Purchaser for three years with renewal options.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

            10.1        Purchase and Sale Agreement dated as of October 16,
                        1998, as amended, by and between the Company and Legacy
                        Partners Commercial, Inc.

            10.2 Lease Agreement, dated as of December 16, 1998, by and between the Company and Legacy Partners Commercial, Inc.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHASE METRICS, INC.

Date:  January 13, 1999                /s/ Brad LaLuzerne
                                       -----------------------------------------
                                       Brad LaLuzerne
                                       Vice President, Finance,
                                       Chief Financial Officer and Assistant
                                       Secretary


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
  10.1        Purchase and Sale Agreement dated as of October 16, 1998, as amended, by and between the Company and Legacy Partners
              Commercial, Inc.

  10.2 Lease Agreement, dated as of December 16, 1998, by and between the Company and Legacy Partners Commercial, Inc.